UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

GRAN TIERRA ENERGY INC.
(f/k/a GOLDSTRIKE INC.)

(Exact name of registrant as specified in its charter)

Nevada	333-111656	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada	T2R 0B2
(Address of principal executive offices)	(Zip Code)

(403) 265-3221
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

Reference is made to the disclosures regarding the securities purchase agreements, subscription agreements and registration rights agreements executed by the Company on June 20, 2006, which disclosures are set forth under Items 2.01, 3.02 and 8.01 of this Current Report on Form 8-K, and which disclosures are incorporated herein by reference.

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 1, 2006, the Company entered into a Securities Purchase Agreement, dated as of May 25, 2006, with Crosby Capital, LLC (“Crosby”) to acquire all of the limited partnership interests of Argosy Energy International (“Argosy”) and all of the issued and outstanding capital stock of Argosy Energy Corp. (the “Argosy Acquisition”). On June 20, 2006, the Company closed the Argosy Acquisition and paid consideration to Crosby consisting of $37,500,000 cash, 870,647 shares of the Company’s Common Stock and overriding and net profits interests in certain of Argosy’s assets, valued at $1,000,000. The Securities Purchase Agreement between the Company and Crosby was filed with the Securities and Exchange Commission on June 1, 2006 as Exhibit 10.18 to the Company’s Current Report on Form 8-K.

The Company additionally agreed to register the 870,647 shares of its Common Stock issued as consideration to Crosby in the Argosy Acquisition. On June 20, 2006, the Company executed a registration rights agreement with Crosby, pursuant to which the Company has committed to file a registration statement covering such shares within 45 days of the effective date of the registration statement covering the securities issued to investors in the Offering. The Company shall use reasonable efforts to cause such registration statement to become effective no later than 120 days after the date it is filed, unless the registration statement is subject to review by the SEC, in which case the Company will have 150 days from the filing date in which to have the registration statement declared effective. The Company will be required to maintain the effectiveness of such registration statement until all shares registered thereunder have been sold or until the registration exemption provided in Rule 144(k) promulgated under the Securities Act has been satisfied with respect to all of the shares of Common Stock issued to Crosby, whichever is earlier. The registration rights agreements provide that the Company will be liable for customary penalties if the registration statement is not effective on the date by which the Company is required to cause it to become effective, or if the Company fails to maintain the effectiveness of the registration statement for the require period. The foregoing description is qualified by the Registration Rights Agreement by and between the Company and Crosby attached hereto as Exhibit 10.27.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

On June 20, 2006 (the “Closing Date”), Gran Tierra Energy Inc. (the “Company”) completed the sale of 43,336,051 units of its securities (the “Units”), deriving gross proceeds of $65,004,076 (the “Offering”). Each Unit consists of one share of the Company’s common stock, par value $0.001 (the “Common Stock), and a warrant to purchase one-half share of the Company’s Common Stock for a period of five years at an exercise price of $1.75 per whole share. The Offering was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Units were offered and sold to “accredited investors,” as that term is defined under Rule 501 of Regulation D, some of which were institutional investors, and to less than 35 unaccredited investors, in compliance with Rule 506. Deutsche Bank and Sanders Morris Harris Inc. acted as placement agents in the Offering and earned commissions of $2,205,582 and $2,455,582, respectively.

Units consisting of 24,567,995 shares of Common Stock and warrants for the purchase of 12,283,998 shares of Common Stock were sold to institutional investors (the “Institutional Investors”) pursuant to that certain Securities Purchase Agreement by and between the Company and such institutional investors and dated as of June 20, 2006, the form of which is attached hereto as Exhibit 10.19. A form of the warrants issued to the Institutional Investors is attached hereto as Exhibit 4.2.

Units consisting of 18,101,389 shares of Common Stock and warrants for the purchase of 9,050,695 shares of Common Stock were sold to retail investors (the “Retail Investors”) pursuant to that certain Securities Purchase Agreement, dated as of June 20, 2006, by and between the Company and such investors, a form of which is attached hereto as Exhibit 10.20. The retail investors additionally executed Subscription Agreements, dated as of June 20, 2006, with the Company in connection with their purchases of Units in the Offering. A form of the Subscription Agreement is attached hereto as Exhibit 10.21. A form of the warrants issued to the Retail Investors is attached hereto as Exhibit 4.2.

Units consisting of 666,667 shares of Common Stock and warrants for the purchase of 333,334 shares of Common Stock were sold to CD Investment Partners, Ltd. (“CD Investment”) pursuant to that certain Securities Purchase Agreement by and between the Company and CD Investment and dated as of June 20, 2006. The Securities Purchase Agreement between the Company and CD Investment is attached hereto as Exhibit 10.22. A form of the warrant issued to CD Investment is attached hereto as Exhibit 4.3.

Pursuant to registration rights agreements among the Company and the investors in the Offering, the Company has committed to file a registration statement covering the shares of Common Stock issued in connection with the Offering, the warrants issued in the Offering and the shares of Common Stock underlying the warrants, within 75 days from the Closing Date. The Company shall use reasonable efforts to cause such registration statement to become effective no later than 120 days after the date it is filed, unless the registration statement is subject to review by the SEC, in which case the Company will have 150 days from the filing date in which to have the registration statement declared effective. The Company will be required to maintain the effectiveness of such registration statement until all shares registered thereunder have been sold or until the holding period of Rule 144(k) of the Securities Act has been satisfied with respect to all of the shares of Common Stock (including the shares underlying the warrants) issued in the Offering, whichever is earlier. The registration rights agreements provide that the Company will be liable for customary penalties if the registration statement is not effective on the date by which the Company is required to cause it to become effective, or if the Company fails to maintain the effectiveness of the registration statement for the require period.

The foregoing description of the registration rights agreements is qualified in its entirety by reference to each of the agreements, each of which is attached as an Exhibit to this Current Report on Form 8-K. A form of the Registration Rights Agreement, dated as of June 20, 2006, by and among the Company and the Institutional Investors, is attached hereto as Exhibit 10.23. A form of the Registration Rights Agreement, dated as of June 20, 2006, by and among the Company and the Retail Investors, is attached hereto as Exhibit 10.24. The Registration Rights Agreement, dated as of June 20, 2006, by and between the Company and CD Investment, is attached hereto as Exhibit 10.25. Each of the above-described registration rights agreements is incorporated herein by reference.

In connection with the Offering and as of the Closing Date, all of the Company’s executive officers and directors entered into a Lock-Up Agreement with Sanders Morris Harris Inc., pursuant to which the executive officers and directors agreed not to offer, sell or otherwise dispose of any shares of the Company’s capital stock or any securities convertible into, exercisable or exchangeable for such capital stock, without the consent of the Sanders Morris Harris Inc., during the period commencing on the Closing Date and ending either 180 days after the closing of the Offering or upon the effective date of the registration statement covering the resale of the Units, whichever is earlier. The Lock-Up Agreement is attached hereto as Exhibit 10.26 and is incorporated herein by reference.

No underwriters were involved in connection with the sale of the securities described above.

ITEM 5.03. AMENDMENT TO BYLAWS.

On June 15, 2006, the Company’s Board of Directors (the “Board”) unanimously approved the amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws,” and the former bylaws herein referred to as the “Original Bylaws”) to be effective June 15, 2006. The Amended and Restated Bylaws, among other things, contain the following changes from the Original Bylaws:

•
A record date to determine stockholders entitled to notice of or to vote at any meeting of the stockholders shall not be more than 60 days nor less than 10 days before the date of such meeting, and such notice of a stockholder meeting shall be delivered to the stockholder within the same time period. The Original Bylaws required a record date to be set no more than 60 days before a stockholder meeting, but did not provide the minimum 10-day requirement, and required notice of stockholder meetings to be sent to stockholders at least 10 days before the meeting, but did not limit the notice to 60 days prior to the meeting.

•
A quorum at a stockholder meeting shall be the majority of the outstanding shares of the capital stock entitled to vote. The Original Bylaws provided that a quorum consisted of two stockholders present or being represented by proxy at a stockholder meeting.

•	Provides procedure for stockholders to give notice and propose business to be considered by stockholders at an annual meeting. The Original Bylaws did not provide such a procedure.

•	Directors shall be elected by a plurality of the votes cast by ballot. The Original Bylaws did not specify the required vote for the election of directors.

•	Provides for appointment of one or more inspectors of elections, and the duties thereof, which the Original Bylaws did not address.

•
A stockholder may vote by proxy, but no proxy shall be voted after eleven months from its date, unless such proxy provides for a longer period. Also, a stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the person recording the proceedings of the meeting an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. The Original Bylaws did not set a default time period for the voting of a proxy and did provide a procedure for the revocation of a proxy.

•
Directors shall hold office until the next meeting of stockholders held for the purpose of electing the Board or until their successors have been duly elected and qualified, or until a director’s prior death, resignation or removal. The Original Bylaws did not provide for the continuation of the directorships if no stockholder meeting was held for the purpose of electing the Board.

•
Between successive meetings, directors have the power to appoint one or more additional directors to fill any vacancies and any director so appointed shall hold office until the next annual meeting of the Company or until his successor is duly elected and qualified but such director shall be eligible for election at the next meeting of stockholders held for the purpose of electing directors and the number of directors will be increased accordingly. The Original Bylaws limit the number of directors that can be appointed between successive annual meetings to no more than one-half of the number of directors fixed at the last stockholder meeting at which directors were elected.

•	Provides notice requirements for regular and special meetings of the Board of Directors, and what is deemed to constitute such notice. The Original Bylaws did not contain such detail.

•
Any director may be removed from office only for cause and only by the affirmative vote of at least 67% of the voting power of all of the outstanding voting stock. The Original Bylaws allowed a director to be removed without cause by two-thirds vote of the stockholders.

•
Directors shall not receive any stated salary for their services as Directors or as members of any committees of the board of directors, but by resolution of the Board a fixed fee and the expenses of attendance may be allowed for attendance at each meeting. The Original Bylaws provided that remuneration may be determined from time to time by the Board, or if directors decide, by the stockholders.

•	Establishes the Chairman of the Board as an elected officer of the Company and provides for the duties of the officers of the Company. The Original Bylaws did not contain similar provisions.

•
The fiscal year of the Company shall begin on the first day of January and end on the thirty-first day of December of each year. The Original Bylaws allowed the Board to determine the Company’s fiscal year from time to time without amending the Original Bylaws.

•
Dividends may be declared by the Board from time to time on its outstanding shares of capital stock, pursuant to the terms of the Company’s Articles of Incorporation. The Original Bylaws required the approval of the holders of a majority of the class or series of capital stock to be issued dividends.

•
The Chairman of the Board, President or any Vice President may appoint an attorney or agent of the Company, in the name of and on behalf of the Company, to cast the votes which the Company may be entitled to cast as the holder of stock or securities in any other corporation. The Original Bylaws did not contain a similar provision.

•
The permissions and restrictions on conflict of interests involving directors of the Company, as addressed under Nevada law, are not included in the Amended and Restated Bylaws. Such provisions of Nevada law were summarized in the Original Bylaws.

•
Indemnification shall be provided to officers, directors and employees to the extent allowed under Nevada law. The Original Bylaws provided circumstances under which directors, officers and employees would be indemnified. The Amended and Restated Bylaws further allow for the advancement of expenses and provide that indemnification shall continue for persons who are no longer directors, officers or employees for actions taken while they were acting in such capacities, which was not provided for in the Original Bylaws.

The descriptions of the new provisions of the Amended and Restated Bylaws and the provisions of the Original Bylaws contained in this Current Report are qualified in their entirety by reference to the full text of the Company’s Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.5 and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

Closing of the Golden Oil Transaction

On May 15, 2006, Gran Tierra Energy Argentina S.A., a subsidiary of the Company (“Gran Tierra Argentina”), entered into a Farm In Agreement with Golden Oil Corporation (“Golden Oil”) whereby Golden Oil agreed to assign Gran Tierra Argentina a 50% interest in the El Vinalar Block in the Noroeste Basin of Argentina, which encompasses both producing and prospective lands. On June 20, 2006, concurrent with the closing of the Offering, Gran Tierra Argentina initiated closing of its agreement with Golden Oil. Total consideration for the acquisition is $950,000 and includes a commitment to fund up to $2.7 million of the cost of a planned sidetrack well. The agreement with Golden Oil contained standard representations, warranties and conditions to closing.

Press Release

The Company announced the closing of its Offering, the closing of the Argosy Acquisition, and the closing of the Golden Oil transaction in a press release issued on June 21, 2006, a copy of which is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The registrant intends to amend this Current Report on Form 8-K to include financial statements required under this Item 9.01 as soon as they are prepared, but in no event later than 71 calendar days after the deadline for filing this report.
(d) Exhibits.
Exhibit No.	Description
3.5	Amended and Restated Bylaws of Gran Tierra Energy Inc.
4.2	Form of Warrant issued to institutional and retail investors in connection with the private offering on June 20, 2006.
4.3	Warrant issued to CD Investment Partners, Ltd. in connection with the private offering on June 20, 2006.
10.19
Form of Securities Purchase Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and institutional investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.

10.20	Form of Securities Purchase Agreement, dated as of June 20, 2006, by and among the Company and retail investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.
10.21	Form of Subscription Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and retail investors subscribing for units of Gran Tierra Energy Inc. securities in a private offering.

10.22	Securities Purchase Agreement, dated as of June 20, 2006, by and between Gran Tierra Energy Inc. and CD Investment Partners, Ltd.
10.23
Form of Registration Rights Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and institutional investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.

10.24
Form of Registration Rights Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and retail investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.

10.25	Registration Rights Agreement, dated as of June 20, 2006, by and between Gran Tierra Energy Inc. and CD Investment Partners, Ltd.

10.26	Lock-Up Agreement, dated June 20, 2006, by and among Sanders Morris Harris Inc. and the executive officers and directors of Gran Tierra Energy Inc.
10.27	Registration Rights Agreement, dated as of June 20, 2006, by and between Gran Tierra Energy Inc. and Crosby Capital, LLC.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gran Tierra Energy Inc.

By: /s/James Hart
Name: James Hart
Title: Chief Financial Officer

Date: June 21, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.5	Amended and Restated Bylaws of Gran Tierra Energy Inc.
4.2	Form of Warrant issued to institutional and retail investors in connection with the private offering on June 20, 2006.
4.3	Warrant issued to CD Investment Partners, Ltd. in connection with the private offering on June 20, 2006.
10.19
Form of Securities Purchase Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and institutional investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.

10.20	Form of Securities Purchase Agreement, dated as of June 20, 2006, by and among the Company and retail investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.
10.21	Form of Subscription Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and retail investors subscribing for units of Gran Tierra Energy Inc. securities in a private offering.

10.22	Securities Purchase Agreement, dated as of June 20, 2006, by and between Gran Tierra Energy Inc. and CD Investment Partners, Ltd.
10.23
Form of Registration Rights Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and institutional investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.

10.24
Form of Registration Rights Agreement, dated as of June 20, 2006, by and among Gran Tierra Energy Inc. and retail investors purchasing units of Gran Tierra Energy Inc. securities in a private offering.

10.25	Registration Rights Agreement, dated as of June 20, 2006, by and between Gran Tierra Energy Inc. and CD Investment Partners, Ltd.
10.26	Lock-Up Agreement, dated June 20, 2006, by and among Sanders Morris Harris Inc. and the executive officers and directors of Gran Tierra Energy Inc.
10.27	Registration Rights Agreement, dated as of June 20, 2006, by and between Gran Tierra Energy Inc. and Crosby Capital, LLC.